FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                       Date of Report: June 28, 2000
                     (Date of earliest event reported)


LEVITZ FURNITURE INCORPORATED                            LEVITZ FURNITURE CORPORATION
(Exact name of registrant as                             (Exact name of registrant as
specified in its charter)                                specified in its charter)

    DELAWARE         1-12046        23-2351830               FLORIDA          1-5787         23-1657490
(State or other    (Commission     (IRS Employer         (State or other    (Commission    (IRS Employer
jurisdiction of    File Number)    Identification        jurisdiction of    File Number)   Identification
 incorporation)                         No.)              incorporation)                        No.)

                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)




Item 5. Other Events.

             Attached hereto as Exhibit 99.1 is a press release issued on June 28, 2000 by Levitz Furniture Incorporated, a Delaware corporation.


Item 7.  Financial Statements and Exhibits.

(a)     Not Applicable

(b)     Not Applicable

(c)     Exhibits:
        --------
        99.1            Press release dated June 28, 2000




                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LEVITZ FURNITURE INCORPORATED

                                    By:  /s/ Edward P. Zimmer
                                         --------------------------
                                         Edward P. Zimmer
                                         Vice President


Date:  June 29, 2000


                            INDEX TO EXHIBITS



  Exhibit No.    Exhibit                                            Page
  -----------    -------                                            ----
      99.1       Press release dated June 28, 2000